Exhibit 99.1

December 16, 2020 INVESTOR UPDATE \

1 This presentation is provided for informational purposes only to assist interested parties in evaluating a potential business co mbination (the “proposed business combination”) between CarLotz , Inc. (“ CarLotz ”) and Acamar Partners Acquisition Corp. (“ Acamar Partners”) and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will CarLotz , Acamar Partners or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, e mp loyees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reli anc e on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection the rewith. Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither CarLotz nor Acamar Partners has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or comp le teness. This data is subject to change. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of CarLotz or the proposed business combination. Viewers of this presentation should each make their own evaluation of CarLotz and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Information in this presentation represents current expectations relating to transaction structure and is subject to further dis cussion and negotiation of definitive documentation in its entirety. This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private S ecurities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “estimate,” “p lan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matter s. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of CarLotz ’ strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumpti ons , whether or not identified in this presentation, and on the current expectations of CarLotz ’ and Acamar Partners’ management and are not predictions of actual performance. These forward - looking statements are provided for illustrat ive purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, predic tio n or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from the underlying assumptions. Many actual events and cir cumstances are beyond the control of CarLotz and Acamar Partners. These forward - looking statements are subject to a number of risks and uncertainties, including: ( i ) changes in business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combinatio n, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated condi tio ns that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Acamar Partners or CarLotz is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to CarLotz ; (v) risks related to CarLotz ’ business and the timing of projected business milestones; (vi) the effects of competition on CarLotz ’ future business; (vii) the impact of the Covid - 19 pandemic or future outbreaks of a similar nature on the business and operation s of CarLotz ; (viii) the number of redemption requests made by Acamar Partners’ public stockholders; (ix) the ability of Acamar Partners or the combined company to issue equity or equity - linked securities in connection with the proposed business combinatio n or in the future, and those factors discussed in documents of Acamar Partners filed on or prior to the date of this presentation, or to be filed, with the Securities and Exchange Commission (“SE C” ). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by thes e f orward - looking statements. There may be additional risks that neither Acamar Partners nor CarLotz presently know or that Acamar Partners and CarLotz currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Acamar Partners’ and CarLotz ’ expectations, plans or forecasts of future events and views as of the date of this presentation. Acamar Partners and CarLotz anticipate that subsequent events and developments will cause Acamar Partners’ and CarLotz ’ assessments to change. However, while Acamar Partners and CarLotz may elect to update these forward - looking statements in the future, each of Acamar Partners and CarLotz specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing Acamar Partners’ and CarLotz ’ assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on t he forward - looking statements. Use of Projections and Description of Key Partnerships This presentation contains projected financial information with respect to CarLotz . Such projected financial information constitutes forward - looking information, is included for illustrative purposes only and s hould not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such pro jec ted financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competiti ve and other risks and uncertainties that could cause actual results to differ materially from those contained in the forward - looki ng financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presenta tio n should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of Acamar Partners and of CarLotz did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion i n this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect th ereto for the purpose of this presentation. Financial Information; Non - GAAP Financial Measures The financial information and data contained in this presentation has not been audited and does not conform to Regulation S - X. A ccordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any prox y s tatement, registration statement or prospectus to be filed by Acamar Partners with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA margin, have no t b een prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net ear nin gs (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Acamar Partners and CarLotz believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain f inancial and business trends relating to CarLotz ’ financial condition and results of operations. Acamar Partners and CarLotz believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in a nd in comparing CarLotz ’ financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Managem ent does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financ ial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in CarLotz ’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financ ial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with G AAP results. CarLotz is not providing a reconciliation of projected EBITDA for full years 2020 - 2023 to the most directly comparable measure prepared in accordance with GAAP because CarLotz is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predic ti ng the occurrence, the financial impact and the periods in which the adjustments may be recognized. For the same reasons, CarLotz is unable to address the probable significance of the unavailable information, which could be material to future results. You s hould review CarLotz ’ audited financial statements which will be included in the Registration Statement relating to the proposed business combination. In addition, all CarLotz historical financial information included herein is preliminary and subject to change. Additional Information About the Proposed Business Combination and Where To Find It This communication is being made in respect of the proposed merger transaction involving Acamar Partners and CarLotz. Acamar Partn ers has filed a registration statement on Form S - 4 with the Securities and Exchange Commission (the “SEC”), which includes a prelim inary proxy statement of Acamar Partners, a preliminary prospectus of Acamar Partners and a preliminary consent solicitation statement of CarLotz, and will file other documents with the SEC regar din g the proposed transaction. A definitive proxy statement/prospectus/consent solicitation statement will also be sent to the s toc kholders of Acamar Partners and CarLotz, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Acamar Partners and CarLotz are urged to c are fully read the entire registration statement and proxy statement/prospectus/consent solicitation statement, when they become ava ilable, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. Th e documents filed by Acamar Partners with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addi tio n, the documents filed by Acamar Partners may be obtained free of charge from Acamar Partners at www.acamarpartners.com. Alternatively, these documents, when available, can be obtained free of charg e f rom Acamar Partners upon written request to Acamar Partners Acquisition Corp., 1450 Brickell Avenue, Suite 2130, Miami, Flori da 33131, or by calling 786 - 264 - 6680. INVESTING IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. A NY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation Acamar Partners, CarLotz and certain of their respective directors, executive officers and other members of management and employees may, under SEC ru le s, be deemed to be participants in the solicitations of proxies from Acamar Partners’ stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Acamar Partners’ stockholders in connection with the proposed business combination will be set forth in Acamar Partners’ proxy statement / prospectus when it is filed with the SEC. You can find more information about Acamar Partners’ directors and executive officers in Acamar Partners’ annual report on Form 10 - K filed with the SEC on March 27, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in Acamar Partners’ proxy statement / prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available befor e m aking any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of CarLotz , Acamar Partners and other companies, which are the property of their respective owners . DISCLAIMER

DISCUSSION TOPICS

1 Q3 2020 REPORTED RESULTS

- Record Q3 results, with revenue and gross profit ahead of plan
- Significant year-over-year boost in key KPI's and financials
- Demonstrated resilience against backdrop of slower Q3 inventories

2 INVENTORY & SALES UPDATE

- Specific actions boosted sourcing & led to record Q4 inventories
- Accelerated penetration of a strategic sourcing partner
- Sourcing momentum ahead of plan and supportive of 2021 expansion

3 Q4 & FULL YEAR 2020 OUTLOOK

- We expect Q4 to beat previous guidance on retail unit sales, revenue, gross profit $ and contribution margin $ (including marketing)
- Inventory surge impact on GPU will be mitigated as hub footprint and processing center capacity expands

4 CONFIDENCE IN STRATEGIC PLAN

- Tracking significant progress against hub rollouts, executive hires, expansion of broader team and public company board / governance
- Reiterating our guidance for 2021 and beyond
- On track to close merger with Acamar Partners in early Q1

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1 RECORD Q3 2020 REPORTED RESULTS

Record performance despite COVID impact on inventory sourcing throughout the year and no new hubs opened year over year

Revenue ($mm)

(Previous Guidance: $28.3)[3]



+12%
$26.5
$29.8
Q3 2019
Q3 2020

- Higher year-over-year ASP driven by inventory mix and new client accounts
- Strong sales momentum heading into end of quarter

Gross Profit ($mm)

(Previous Guidance: $3.4)[3]



+56%
$2.3
$3.6
Q3 2019
Q3 2020

- Increased F&I % penetration and $ fees
- Improved wholesale performance
- Increase in buyer and seller fee economics

Retail Gross Profit per Unit[1]

(Previous Guidance: $2,362)[3]



+71%
$1,276
$2,181
Q3 2019
Q3 2020

- Year over year growth in non-competitively sourced inventory
- Increased F&I % penetration and $ fees
- Offsetting impact of outsized inventory surge and profit share program

Contribution Margin per Unit[2]

(Previous Guidance: N/A)



+188%
$655
$1,883
Q3 2019
Q3 2020

- Maintained industry leading CAC efficiency while increasing sales and gross profits
- Reduced marketing needs as previously opened hubs seasoned during 2020

Source: Company filings
[1] Retail gross profit represents retail and F&I gross profit.
[2] Contribution margin per unit calculated as gross profit per unit less customer acquisition cost per unit (CAC). CAC represents advertising & promotion-related expenses.
[3] Previous guidance as presented in Carlotz November IP.

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4 1,061 1,251 1,314 1,280 1,068 865 819 724 682 1,617 2,172 2,273 Jan 1st Feb 1st Mar 1st Apr 1st May 1st Jun 1st Jul 1st Aug 1st Sep 1st Oct 1st Nov 1st Dec 1st  Accelerated intake from a rapidly growing strategic national account – Proved our ability to scale with a strategic national partner – Fee and profit sharing program that delivered comparable economics to fee - only commercial accounts in Q2 & Q3 2020  In Q3, we temporarily increased dealer inventory by sourcing from commercial accounts selectively – We have returned to historical non - competitively sourced mix in Q4 COVID - 19 Sales Impact 1 implied based on Q4 outlook retail units range compared to October and November actuals. INVENTORY & SALES UPDATE: SIGNIFICANT ACCELERATION IN Q4 Drivers of Inventory Surge COVID - 19 Impact Monthly Beginning Inventory COVID - 19 Sourcing Impact 2 Retail Units Sold 541 513 407 294 470 606 648 516 407 583 624 540 - 590 1

3 CARLOTZ IS OPERATING CLOSE TO 2021 RUN-RATE SOURCING NEEDS

Monthly Vehicles Sourced



September – November Average Sourcing = 1,488
Inventory Inflows per Month (Number of Vehicles)
642
1,678
1,463
1,324
~1,600
Jan - Aug 2020 Average
Sep-20
Oct-20
Nov-20
2021 Monthly Run-Rate Inventory Needs[1]

Commentary

1. **Scaling Our Sourcing:** Over the last three months, we have sourced at 90%+ of 2021 run-rate needs for sales anticipated across a 20+ hub footprint
2. Near-Term **Outperformance**:
   - + Retail unit volumes
   - + Total $ Revenue
   - + Total $ Gross Profit
   - + Total $ Contribution Margin (after marketing)
3. Near Term **Operational and Financial Impact**:
   - – Higher shipping and reconditioning
   - – Temporary slowdown in processing and sell-through
   - – Tail of Q3 surge inventory

[1] Projected average monthly retail unit volumes expected in 2021 (excludes hub startup inventory).

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6 ($ millions except per unit data) Q4 2020 Outlook % YoY Growth 2 Ahead of Previous Q4 Guidance 3 Fiscal 2020 Outlook Retail Units Sold 1,750 – 1,800 + ~10 % x 6,150 – 6,200 Retail Average Selling Price $16K - $17K + ~13 % x ~$16K – $17K Revenue $31 – $32 + ~19 % x $113 – $114 Gross Profit $3 – $4 + ~77 % x $12 – $13 Retail Gross Profit per Unit 1 $1,500 - $1,750 + ~31% $1,750 – $1,900 Contribution Margin $2 – $3 + ~97 % x $9 – $10 Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future re sults . 1 Retail gross profit per unit represents retail and F&I gross profit per unit. 2 Based on midpoint of Q4 2020 outlook. 3 Previous guidance as presented in Carlotz November IP. Q4 AND FULL YEAR 2020 OUTLOOK 3 Represents record Q4 quarterly performance

7 $1,872 $(172) $(561) Source: Company filings Note : All numbers in U.S. millions except for per unit figures. Negative contribution margin shown as NM. 1 All gross profit per unit and CAC metrics exclude wholesale unit sales. Carvana represents used vehicle and other GPU as of YTD September 30, 2020, CarLotz represents 2020E retail and F&I GPU, Vroom represents vehicle and product GPU as of YTD September 30 , 2020, and Shift represents adjusted GPU ( excl. wholesale) as of YTD September 30, 2020. 2 Represents 2020E advertising expense per retail unit for CarLotz , advertising expense per retail unit as of YTD September 30, 2020 for Carvana , marketing expense per e - commerce unit as of YTD September 30, 2020 for Vroom, and marketing expense per e - commerce unit as of YTD September 30, 2020 for Shift. 3 Contribution margin per unit calculated as gross profit per unit less customer acquisition cost per unit. UNIT ECONOMICS AND CAPITAL EFFICIENCIES Retail Gross Profit Per Unit 1 Customer Acquisition Cost Per Unit 2 Contribution Margin Per Unit 3 Investment in At - Risk Inventory ($ million) 3 $3,048 $1,738 $1,443 $1,750 - $1,900 (2020E) (2020E) (2020E) (2020E) $1,325 - $1,500 ~$ 7 $33 $299 $968 $1,176 $1,910 $2,004 $400 - $425

8 $1.5 $1.3 $1.1 $1.3 $1.8 $2.2 $3.0 $2 - $3 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $2.0 $2.4 $2.3 $2.0 $2.5 $2.7 $3.6 $3 - $4 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results; Q1 and Q2 figures have not been audited or reviewed for 2019 or 2020. 1 Represents advertising expense per retail unit . 2 Contribution margin represents retail gross profit less customer acquisition cost (CAC ). ACCELERATING QUARTERLY MOMENTUM 3 Retail Units Sold Gross Profit ($mm) Customer Acquisition Cost (CAC) 1 Contribution Margin ($mm) 2 Y oY: ~10% YoY: ~(1%) YoY: ~97% YoY: ~77% 1,518 1,618 1,685 1,614 1,453 1,376 1,571 1,750 - 1,800 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $455 $822 $621 $457 $372 $289 $298 $400 - $500 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

4 CONFIDENCE IN STRATEGIC PLAN: REITERATING 2021-2023 TARGETS

Commentary

A Hub expansion plan underway and on schedule
- Leases and LOIs signed with openings planned for Q1'21 & Q2'21 in Pacific Northwest, New England, South and Southeast

B Experienced management team on-board and energized
- CCO, CFO, and CMO hires with auto and retail industry experience
- Board with depth of industry and public market experience

C Gearing up for significant volume increases in 2021
- Account reviews and 2021 proposals underway with existing accounts
- Several new accounts planned for launch in early 2021
- Sourcing 90%+ of 2021 volumes over last three months

D Public company preparedness
- Recent hires with public market experience

E Tech transformation underway
- Engaged 3rd party vendor to work with in-house team to launch Tech V2 in Q1/Q2 of 2021

($ millions)	2021E	2022E	2023E
Revenue	**$356**	**$945**	**$1,540 – $1,700**
% growth[1]	*213.9%*	*165.1%*	*60% – 80%*
Gross Profit	**$43**	**$121**	**$200 – $250**
% margin	*12.0%*	*12.9%*	*13% – 15%*
EBITDA[2]	**($45)**	**$10**	**$70 – $110**
% margin	*(12.6%)*	*1.1%*	*5% – 6%*
Recurring Capex	**$0**	**$0**	**$0**
Growth Capex[3]	**$67**	**$55**	**$11**

Note: These projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Non-GAAP financial measures such as EBITDA, EBITDA margin, FCF, and FCF percentage conversion are presented without due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such reconciliation. [1] Growth based on midpoint of 2020E guidance. [2] Includes add back of management fees expenses in 2017 – YTD 2020. [3] 2021E and 2022E non-recurring capital expenditures funded from Transaction proceeds include a total of $56 million and $44 million of technology capital expenditures, respectively.

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carlotz

CONFIDENCE IN STRATEGIC PLAN: PLANNED NEW HUBS

4 A



Washington
Massachusetts
Nevada
Tennessee
Arizona
Colorado
Texas
Florida

★ CarLotz headquarters

● Existing CarLotz hubs

Potential State for Hub Expansion with Lease Under Negotiation in H1 2021

	Key Strategic Initiatives			
Location	New Market	Capacity Expansion	Shipping Savings	Expected Opening
Seattle, WA	●			Q1
Orlando, FL		●	●	Q1
Nashville, TN	●		●	Q1
Denver, CO	●			Q2
Boston, MA	●		●	Q2
Las Vegas, NV	●			Q2
Dallas, TX		●	●	Q2
Phoenix, AZ	●			Q2

Other areas under evaluation include CA, GA, VA, CT, MD, MO, PA, MN, MI, LA, NC and AL

Note: All planned hubs are in various stages of negotiation and may or may not come to fruition at all or in the time period currently proposed.

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carlotz

4 B CONFIDENCE IN STRATEGIC PLAN: SIGNIFICANT EXPERIENCED HIRES TO DATE

Best-in-Class Management Team



Michael Bor
Co-Founder and CEO
12 years of industry experience

Harris Williams
(Co-Head of Transportation & Logistics)



Michael Chapman
CMO
20 years of industry experience

THE MARTIN AGENCY
McCANN



John Foley
COO
20 years of industry experience

MileOne AUTOGROUP



Rob Imhof
SVP of Finance & Accounting
20 years of relevant experience

BRINKS
OM Owens & Minor
BLACK BOX INTELLIGENCE



Becca Polak
Chief Commercial Officer & GC
17 years of industry experience

KAR GLOBAL
TradeRev



Liz Sanders
CAO
7 years of industry experience

ENTERPRISE HOLDINGS
Alamo | enterprise | National



Tom Stoltz
CFO
25 years of retail industry experience

Portillo's
Fanatics
CATO
CITI TRENDS



Dan Valerian
CTO
9 years of industry experience

accenture

Numerous additional hires with strong talent across FP&A, real estate, technology and human resources

- Director of Real Estate
- Director of Digital Marketing
- Director of FP&A
- Director of Growth & Development
- Director of Processing Center Operations
- Technical Project Manager
- Hub Launch Manager
- Commercial Accounts Manager
- Recruiters (3)
- Seattle General Manager
- Seattle Assistant General Manager
- Seattle Coaches and Processing Staff

Relevant Experience

CARMAX
AutoTrader
Kelley Blue Book
Cox Automotive
DEALER.COM
lyft
America's Auto Auction
SAIC
SHIFT
Honeywell

New Hires Post 10/22 Deal Announcement

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carlotz

4 B CONFIDENCE IN STRATEGIC PLAN: HIGHLY EXPERIENCED BOARD



Michael Bor
Chairman of the Board

Co-Founder and CEO, CarLotz

Key Functional Skills: Leadership, Finance, Sales, Innovation



★ **Linda Abraham**
Chair of Compensation Committee

Co-Founder, comScore & Paragren Technologies

Key Functional Skills: Technology, Marketing, General Management



★ **Steven Carrel**
Board Member

Managing Director, TRP Capital Partners

Key Functional Skills: Investment, Growth, Transportation Expertise



★ **Sarah Kauss**
Member of Audit & Compensation Committees

Chairwoman, Founder & Former CEO, S'well

Key Functional Skills: Innovation, Marketing, General Management, Accounting



★ **David Mitchell**
Board Member

Managing Director, TRP Capital Partners

Key Functional Skills: Investment, Growth, Transportation Expertise



★ **Kimberly Sheehy**
Chair of Audit Committee, Member of Nomination & Governance Committee

Former CFO, ResMan and CyrusOne

Key Functional Skills: Accounting, Finance, Public Market Experience



★ **Jim Skinner**
Chair of Nomination & Governance Committee, Member of Audit Committee

Former Vice Chairman, COO & CFO, Neiman Marcus Group

Key Functional Skills: Leadership, Growth, Strategy



★ **Luis Solorzano**
Member of Compensation Committee, Member of Nomination & Governance Committee

CEO, Acamar Partners

Key Functional Skills: Growth, General Management, Public Market Experience

★ **Independent Member of the Board**

✓ **Deep knowledge of CarLotz**

✓ **Diversity of experience across functional areas**

✓ **Focus on best-in-class public company governance**

✓ **All non-management members of the Board will be independent[1]**

Note: Board candidates are subject to shareholder meeting approval. One additional board seat remaining.
[1] Additional board seat is expected to be filled by an independent member as well.

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13 Passionate leadership team and strong corporate culture Massive, fragmented market with less than 1% e - commerce penetration Superior unit economics and capital efficiency Strong foundation with tremendous growth opportunity Proprietary, technology - enabled sourcing and selling model THE CARLOTZ INVESTMENT OPPORTUNITY